SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 21, 2005

Ciphergen Biosystems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of	[Commission File Number]	(I.R.S. Employer
incorporation or organization)		Identification Number)

6611 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)

(510) 505-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

On December 21, 2005, Ciphergen Biosystems, Inc. (the “Company”) issued a press release announcing the filing of its amended Second Quarter 2005 Form 10-Q and the filing of its Third Quarter 2005 Form 10-Q, as well as the executive management changes set forth under Item 5.02.  The press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                 On December 21, 2005, the Company announced the retirement of William E. Rich as the Company’s Chief Executive Officer and as a director, with such retirement effective as of December 31, 2005.  The Company is currently negotiating an agreement whereby Mr. Rich will continue to provide services to the Company as a consultant.

 (c)          On December 21, 2005, the board of directors of the Company (the “Board”) announced the appointment of Gail S. Page, age 50, as the Company’s President and Chief Executive Officer, with such appointment effective as of December 31, 2005.  On December 21, 2005, the Board, on the recommendation of the Nominating and Governance Committee of the Board, also filled the vacancy created by the upcoming retirement of Mr. Rich by appointing Ms. Page as a Class III director with a term expiring at the 2006 Annual Meeting of Shareholders.  Prior to her appointment as President and Chief Executive Officer, and since her hiring in January 2004, Ms. Page has served as the Company’s President and Chief Operating Officer, and as an Executive Vice President of Ciphergen Biosystems, Inc. and President of the Company’s Diagnostic Division.  From October 2000 to January 2003, Ms. Page was the Executive Vice President and Chief Operating Officer of Luminex Corporation. From 1988 to 2000, she held various senior level management positions with Laboratory Corporation of America. In 1993, she was named Senior Vice President, Office of Science and Technology at LabCorp, responsible for the management of scientific affairs in addition to the diagnostics business segment. Additionally, from 1995 to 1997, she headed the Cytology and Pathology Services business unit for LabCorp. From 1988 to 2000, she was a member of the Scientific Advisory Board and chaired the committee from 1993 to 1997. Prior to her years at LabCorp and its predecessor, Roche Biomedical, she worked in various functions in the diagnostic industry. She received her Medical Technology degree in 1976 from the University of Florida in combination with an A.S. in cardiopulmonary technology.  The Company is currently negotiating a new employment agreement with Ms. Page.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on December 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERGEN BIOSYSTEMS, INC.
(Registrant)

Date: December 28, 2005	By: /S/ MATTHEW J. HOGAN
Matthew J. Hogan,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on December 21, 2005